UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 28, 2024

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.
001-09057	WEC ENERGY GROUP, INC.	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	WEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On May 28, 2024, WEC Energy Group, Inc. (the “Company”) issued (i) $825,000,000 aggregate principal amount of its 4.375% Convertible Senior Notes due 2027 (the “2027 Notes”) pursuant to an Indenture (the “2027 Note Indenture”), dated as of May 28, 2024, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), and (ii) $825,000,000 aggregate principal amount of its 4.375% Convertible Senior Notes due 2029 (the “2029 Notes” and, together with the 2027 Notes, the “Notes”) pursuant to an Indenture (the “2029 Note Indenture”), dated as of May 28, 2024, between the Company and the Trustee. The Notes were sold under a Purchase Agreement (the “Purchase Agreement”) dated May 22, 2024 among the Company and the initial purchasers (the “Initial Purchasers”) party thereto. The $825,000,000 aggregate principal amount 2027 Notes and $825,000,000 aggregate principal amount 2029 Notes issued included $75,000,000 aggregate principal amount of 2027 Notes and $75,000,000 aggregate principal amount of 2029 Notes issued upon the partial exercise by the Initial Purchasers of their over-allotment option. Pursuant to the option granted by the Company to the Initial Purchasers to purchase, within a 13-day period beginning on, and including, the date the Notes were first issued, up to an additional $112,500,000 aggregate principal amount of the 2027 Notes and up to an additional $112,500,000 aggregate principal amount of the 2029 Notes, the Initial Purchasers may purchase up to a remaining $37,500,000 aggregate principal amount of the 2027 Notes and up to a remaining $37,500,000 aggregate principal amount of the 2029 Notes.

2027 Notes

The 2027 Notes will bear interest at a rate of 4.375% per year, payable semiannually in arrears on June 1 and December 1 of each year, beginning on December 1, 2024. The 2027 Notes will mature on June 1, 2027, unless earlier repurchased or converted. The Company may not redeem the 2027 Notes prior to the maturity date. No “sinking fund” is provided for the 2027 Notes, which means that the Company is not required to redeem or retire the 2027 Notes periodically.

The 2027 Notes are senior unsecured obligations of the Company and rank senior in right of payment to any of the Company’s indebtedness that is expressly subordinated in right of payment to the 2027 Notes; equal in right of payment to any of the Company’s unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness it may incur in the future to the extent of the value of the assets securing such future secured indebtedness; and structurally junior to all indebtedness and other liabilities (including preferred stock and trade payables but excluding intercompany obligations and liabilities of a type not required to be reflected on a balance sheet of such subsidiaries in accordance with GAAP) of the Company’s existing and future subsidiaries.

Holders may convert all or any portion of their 2027 Notes at their option only under the following circumstances:

•	during any calendar quarter commencing after the calendar quarter ending on September 30, 2024 (and only during such calendar quarter), if the last reported sale price of the Company’s common stock, par value $0.01 per share (the “Common Stock”), for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price of the 2027 Notes on each applicable trading day;
•	during the five consecutive business day period immediately after any ten consecutive trading day period (the “Measurement Period”) in which the trading price per $1,000 principal amount of 2027 Notes, as determined following a request by a holder or holders of the 2027 Notes, for each trading day of the Measurement Period was less than 98% of the product of the last reported sale price of the Common Stock and the conversion rate of the 2027 Notes on each such trading day;

•	upon the occurrence of specified corporate events; or
•	at any time, regardless of the foregoing circumstances, from, and including, March 1, 2027 until the close of business on the second scheduled trading day immediately preceding the maturity date of the 2027 Notes.

The conversion rate for the 2027 Notes will initially be 10.1243 shares of Common Stock per $1,000 principal amount of 2027 Notes (equivalent to an initial conversion price of approximately $98.77 per share of Common Stock). The conversion rate for the 2027 Notes will be subject to adjustment upon the occurrence of certain specified events but will not be adjusted for any accrued and unpaid interest. In addition, following certain corporate events that occur prior to the maturity date of the 2027 Notes, the Company will, in certain circumstances, increase the conversion rate of the 2027 Notes for a holder who elects to convert its 2027 Notes in connection with such a corporate event. The Company will settle conversions of the 2027 Notes by paying cash up to the aggregate principal amount of the 2027 Notes to be converted and paying or delivering, as the case may be, cash, shares of Common Stock or a combination of cash and shares of Common Stock, at the Company’s election, in respect of the remainder, if any, of the Company’s conversion obligation in excess of the aggregate principal amount of the 2027 Notes being converted.

Upon the occurrence of a Fundamental Change (as defined in the 2027 Note Indenture), holders may require the Company to purchase all or a portion of their 2027 Notes, in principal amounts equal to $1,000 or an integral multiple thereof, for cash at a price equal to 100% of the principal amount of the 2027 Notes to be repurchased plus any accrued and unpaid interest to, but excluding, the Fundamental Change Repurchase Date (as defined in the 2027 Note Indenture).

If an Event of Default (as defined in the 2027 Note Indenture) occurs and is continuing with respect to the 2027 Notes, then the Trustee or the holders of not less than 25% in aggregate outstanding principal amount of the 2027 Notes may declare 100% of the principal of and accrued and unpaid interest, if any, on the 2027 Notes due and payable immediately.

2029 Notes

The 2029 Notes will bear interest at a rate of 4.375% per year, payable semiannually in arrears on June 1 and December 1 of each year, beginning on December 1, 2024. The 2029 Notes will mature on June 1, 2029, unless earlier repurchased, converted or redeemed by the Company. No “sinking fund” is provided for the 2029 Notes, which means that the Company is not required to redeem or retire the 2029 Notes periodically.

The 2029 Notes are senior unsecured obligations of the Company and rank senior in right of payment to any of the Company’s indebtedness that is expressly subordinated in right of payment to the 2029 Notes; equal in right of payment to any of the Company’s unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness it may incur in the future to the extent of the value of the assets securing such future secured indebtedness; and structurally junior to all indebtedness and other liabilities (including preferred stock and trade payables but excluding intercompany obligations and liabilities of a type not required to be reflected on a balance sheet of such subsidiaries in accordance with GAAP) of the Company’s existing and future subsidiaries.

Holders may convert all or any portion of their 2029 Notes at their option only under the following circumstances:

•	during any calendar quarter commencing after the calendar quarter ending on September 30, 2024 (and only during such calendar quarter), if the last reported sale price of the Company’s common stock, par value $0.01 per share (the “Common Stock”), for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price of the 2029 Notes on each applicable trading day;

•	during the five consecutive business day period immediately after any ten consecutive trading day period (the “Measurement Period”) in which the trading price per $1,000 principal amount of 2029 Notes, as determined following a request by a holder or holders of the 2029 Notes, for each trading day of the Measurement Period was less than 98% of the product of the last reported sale price of the Common Stock and the conversion rate of the 2029 Notes on each such trading day;
•	upon the occurrence of specified corporate events;
•	if the Company calls any or all of the 2029 Notes for redemption, at any time prior to the close of business on the second scheduled trading day prior to the redemption date, but only with respect to the 2029 Notes called (or deemed called) for redemption; or
•	at any time, regardless of the foregoing circumstances, from, and including, March 1, 2029 until the close of business on the second scheduled trading day immediately preceding the maturity date of the 2029 Notes.

The conversion rate for the 2029 Notes will initially be 10.1243 shares of Common Stock per $1,000 principal amount of 2029 Notes (equivalent to an initial conversion price of approximately $98.77 per share of Common Stock). The conversion rate for the 2029 Notes will be subject to adjustment upon the occurrence of certain specified events but will not be adjusted for any accrued and unpaid interest. In addition, following certain corporate events that occur prior to the maturity date of the 2029 Notes or if the Company delivers a notice of redemption with respect to the 2029 Notes, the Company will, in certain circumstances, increase the conversion rate of the 2029 Notes for a holder who elects to convert its 2029 Notes in connection with such a corporate event or notice of redemption, as the case may be. The Company will settle conversions of the 2029 Notes by paying cash up to the aggregate principal amount of the 2029 Notes to be converted and paying or delivering, as the case may be, cash, shares of Common Stock or a combination of cash and shares of Common Stock, at the Company’s election, in respect of the remainder, if any, of the Company’s conversion obligation in excess of the aggregate principal amount of the 2029 Notes being converted.

The Company may not redeem the 2029 Notes prior to June 1, 2027. The Company may redeem for cash all or part of the 2029 Notes, at its option, on or after June 1, 2027 and on or before the 41st scheduled trading day immediately preceding the maturity date, if the last reported sale price per share of Common Stock has been at least 130% of the conversion price of the 2029 Notes then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which the Company provides notice of redemption at a redemption price equal to 100% of the principal amount of the 2029 Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. If the Company elects to redeem fewer than all of the outstanding 2029 Notes, at least $100 million aggregate principal amount of 2029 Notes must be outstanding and not subject to redemption as of the relevant redemption notice date.

Upon the occurrence of a Fundamental Change (as defined in the 2029 Note Indenture), holders may require the Company to purchase all or a portion of their 2029 Notes, in principal amounts equal to $1,000 or an integral multiple thereof, for cash at a price equal to 100% of the principal amount of the 2029 Notes to be repurchased plus any accrued and unpaid interest to, but excluding, the Fundamental Change Repurchase Date (as defined in the 2029 Note Indenture).

If an Event of Default (as defined in the 2029 Note Indenture) occurs and is continuing with respect to the 2029 Notes, then the Trustee or the holders of not less than 25% in aggregate outstanding principal amount of the 2029 Notes may declare 100% of the principal of and accrued and unpaid interest, if any, on the 2029 Notes due and payable immediately.

The foregoing description of the 2027 Notes, the 2029 Notes, the 2027 Note Indenture and the 2029 Note Indenture does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2027 Note Indenture, the 2029 Note Indenture, the form of 2027 Note and the form of 2029 Note, which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under Item 2.03 is incorporated into this Item 3.02 by reference.

The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and for resale by the Initial Purchasers to persons reasonably believed to be qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.

The shares of Common Stock issuable upon conversion of the Notes, if any, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company expects any shares of Common Stock issued upon conversion of the Notes to be issued pursuant to the exemption provided by Section 3(a)(9) of the Securities Act. Initially, a maximum of 10,478,599 shares of Common Stock and 10,478,599 shares of Common Stock may be issued upon conversion of the 2027 Notes and the 2029 Notes, respectively, based on the initial maximum conversion rate of 12.1491 shares of Common Stock per $1,000 principal amount of 2027 Notes and 12.1491 shares of Common Stock per $1,000 principal amount of 2029 Notes, in each case subject to anti-dilution adjustments.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Indenture dated as of May 28, 2024, between the Company and the Trustee, providing for the issuance of the 2027 Notes.

4.2	Form of 2027 Note (included in Exhibit 4.1 above).

4.3	Indenture dated as of May 28, 2024, between the Company and the Trustee, providing for the issuance of the 2029 Notes.

4.4	Form of 2029 Note (included in Exhibit 4.3 above).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2024	WEC ENERGY GROUP, INC.
(Registrant)

/s/ WILLIAM J. GUC
William J. Guc, Vice President and Controller